Exhibit 10.5

GFI SOFTWARE S.à r.l.
AMENDED AND RESTATED SHARE OPTION PLAN

1.          PURPOSE.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of the Company Group, and promoting the creation of long-term value for shareholders of the Company by closely aligning the interests of such individuals with those of such shareholders.  The Plan authorizes the award of Share-based incentives to Eligible Persons to encourage such persons to expend their maximum efforts in the creation of value in the interest of the Company.  The Plan was originally adopted as the GFI Software S.à r.l. Share Option Plan, was amended and restated on September 29, 2011, to reflect the change in the Company’s name and the number of Shares available for issuance hereunder, and was further amended and restated in its present form on [              ], 2012, to reflect the number of Shares available for issuance hereunder.

2.          DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)           “Award” means any Option granted under the Plan.

(b)           “Board” means the board of managers, or, upon Conversion, the board of directors of the Company.

(c)           “Cause” means, in the absence of a Participant Agreement otherwise defining Cause, (i) a Participant’s conviction of or indictment for any crime (whether or not involving the Company Group) (A) constituting a felony or (B) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Employer, or otherwise has, or could reasonably be expected to result in, an adverse impact to the business or reputation of the Company or any other member of the Company Group; (ii) conduct of a Participant, in connection with his employment or service, that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company or any other member of the Company Group; (iii) any material violation of the policies of the Employer, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Employer; or (iv) willful neglect in the performance of a Participant’s duties for the Employer or willful or repeated failure or refusal to perform such duties; provided, however, that if, subsequent to the Participant’s voluntary Termination for any reason or involuntary Termination by the Employer without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause for all purposes under this Plan.  In the event there is a Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Employer for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Participant Agreement are complied with.

(d)           “Change in Control” means (i) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of shares to the general public through a registration statement filed with the U.S. Securities and Exchange Commission) whereby any Person or Group directly or indirectly acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the U.S. Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s shares outstanding immediately after such acquisition and pursuant to which the Investors cease to control the Board; or (ii) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any Person or Group.

(e)           “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(f)            “Company” means GFI Software S.à r.l., a Luxembourg société à responsabilité limitée, incorporated and existing under the laws of the Grand-Duchy of Luxembourg, having its registered office at 7A, rue Robert Stümper, L-2557 Luxembourg, registered with the Luxembourg Trade and Companies’ Register, under number B 147.127, having a share capital of EUR 110,578,805.57.

(g)           “Company Group” means the Company, together with any direct or indirect subsidiary of the Company.

(h)           “Competitive Activity” means, with respect to any Participant, any activity reasonably determined by the Board to be competitive with the business of the Employer of the Participant.  If a Participant is a party to an effective Participant Agreement that contains covenants relating to confidential information, restrictions on competition, interference, and/or solicitation, or other similar restrictions on the Participant’s conduct, engaging in “Competitive Activity” with respect to such Participant shall mean the breach of such restrictive covenants.

(i)            “Conversion” means the conversion of the legal form of the Company from an S.à r.l. into a Luxembourg S.A., S.E. or S.C.A.

(j)            “Disability” means, in the absence of a Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code.  In the event there is a Participant Agreement between a Participant and the Employer defining Disability, “Disability” shall have the meaning provided in such Participant Agreement, and a Termination by reason of a Disability hereunder shall not be deemed to have occurred unless all applicable notice periods in such Participant Agreement are complied with.

(k)           “Effective Date” means March 14, 2011, the date of adoption by the Board.

(l)            “Eligible Person” means (i) each employee of the Company or any other member of the Company Group, including each such person who may also be a director of the Company and/or any other member of the Company Group, (ii) each non-employee director of the Company or any other member of the Company Group, (iii) each other person or entity that provides substantial services to the Company and/or any other member of the Company Group and that is designated as eligible by the Board, and (iv) any person who has been offered employment by the Company or any other member of the Company Group; provided, that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or any other member of the Company Group.  An employee on an approved leave of absence may be considered to remain in the employ of the Company or any applicable member of the Company Group for purposes of eligibility for participation in the Plan. Prior to the Conversion, no Awards shall be granted which could be considered as consisting in an issue to the public.

(m)          “Employer” means, with respect to a Participant, the member of the Company Group by which the Participant is principally employed or to which such Participant provides services, as applicable (in each case, determined without regard to any transfer of an Award).

(n)           “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(o)           “Expiration Date” means the date upon which the term of an Option expires, as determined under Section 5(b) hereof.

(p)           “Fair Market Value” means, as of any date when the Shares are listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Shares are listed and traded on the date of determination, or if there is no such closing price reported on that date, then on the last preceding date on which such a closing price was reported.  If the Shares are not listed on a national securities exchange, or representative quotes are not available from such exchange, Fair Market Value means the amount determined by the Board in good faith to be the fair market value of a Share, calculated in a manner consistent with Section 409A of the Code.

(q)           “Investors” means, collectively, GFI Software Holdings Ltd. and TeamViewer Holdings Ltd. and their respective affiliates.

(r)            “IPO” means an initial underwritten public offering of Shares pursuant to an effective Form S-1 registration statement filed under the Securities Act upon the Conversion.

(s)           “IPO Date” means the effective date of the registration statement for the IPO.

(t)            “Option” means a conditional right, granted to a Participant under Section 5 hereof and pursuant to an Option Agreement, to acquire a Share at a specified price during specified time periods subject to and in accordance with this Plan and the Option Agreement.  Options under the Plan are not intended to qualify as “incentive stock options” meeting the requirements of Section 422 of the Code.

(u)           “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant, including, but not limited to, the exercise price, the number of Shares to be granted pursuant to the exercise of an Option, Termination and vesting.

(v)           “Participant” means an Eligible Person who has been granted an Award under the Plan and entered into an Option Agreement, or if applicable, such other person or entity who holds an Award pursuant to the Plan and an Option Agreement.

(w)          “Participant Agreement” means an employment or services agreement between a Participant and the Employer that describes the terms and conditions of such Participant’s employment or service with the Employer and is effective on the applicable date of grant with respect to any Award.

(x)            “Permitted Transfer” means any transfer by a Participant of all or any portion of his Options to (i) any trust established for the sole benefit of such Participant or such Participant’s spouse or direct lineal descendents, provided such Participant is the sole trustee of such trust, (ii) any other entity (including an Individual Retirement Account (as described in Section 408(a) of the Code) or similar investment account) in which the direct and beneficial owner of all voting securities of such entity is held by such Participant, or (iii) such Participant’s heirs, executors, administrators, or personal representatives upon the death, incompetency, or Disability of such Participant, which must be notified to the Company.

(y)           “Person or Group” means any “person” (as defined in Section 3(a)(9) of the U.S. Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the U.S. Exchange Act), in each case, other than the Investors, any member of the Company Group, or an employee benefit plan maintained by any member of the Company Group.

(z)            “Plan” means this GFI Software S.à r.l. Share Option Plan, as may be amended from time to time by the Company in its discretion.

(aa)         “Prime Rate” means the rate from time to time published in the “Money Rates” section of The Wall Street Journal as being the “Prime Rate” (or, if more than one rate is published as the Prime Rate, then the highest of such rates).

(bb)         “Prohibition Event” has the meaning set forth in Section 8(d) below.

(cc)         “Repurchase Price” means—

(i)            on or following a Participant’s Termination other than by the Employer for Cause, an amount equal to the Fair Market Value of the Share on the date that the written notice of repurchase is delivered pursuant to Section 8(a) below; or

(ii)           on or following a Participant’s Termination by the Employer for Cause, the lesser of (A) the original purchase price paid for such Shares and (B) the Fair Market Value of the Share on the date that the written notice of repurchase is issued pursuant to Section 8(a) below; provided, however, if (x) such Termination occurs after the ten (10) year anniversary of the date of grant of the Award pursuant to which the Shares subject to the Repurchase Right were issued or acquired, and (y) the Award to which the Shares subject to the Repurchase Right relate is a “stock right” within the meaning of Section 409A of the Code, the Repurchase Price shall instead be the Fair Market Value of the Share on the date of repurchase.

(dd)         “Repurchase Right” has the meaning set forth in Section 8(a) below.

(ee)         “Repurchase Right Exercise Period” means the period commencing on the date of the Participant’s Termination with the Employer for any reason and ending on the earlier to occur of (i) the date before the IPO Date and (ii) the twelve (12) month anniversary of the commencement of the Repurchase Right Exercise Period, or if later, the twelve (12) month anniversary of the date the applicable Shares were acquired upon the exercise of an Option.

(ff)           “Repurchase Right Lapse Date” means the earlier to occur of (i) the IPO Date and (ii) a Change in Control resulting in the Share’s being listed on a national securities exchange.

(gg)         “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(hh)         “Share” means a Class A common share of the Company, €0.01 par value per share, and such other securities as may be substituted for a Share pursuant to Section 10 hereof.

(ii)           “Termination” means the termination of a Participant’s employment or service, as applicable, with the Employer for any reason; provided, however, that if so determined by the Board at the time of any change in status in relation to the Employer (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed to be a Termination hereunder.  Unless otherwise determined by the Board, in the event that any Employer ceases to be a member of the Company Group (by reason of sale, divesture, spin-off, or other similar transaction), any Participants employed by or providing services to such former Employer shall be deemed to have a Termination hereunder as of the date of the consummation of such transaction, except if any such Participant’s employment or service is transferred to another entity that would constitute an Employer immediately following such transaction.

3.          ADMINISTRATION.

(a)           Authority of the Board.  Except as otherwise provided below, the Plan shall be administered by the Board.  The Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (i) select Eligible Persons to become Participants, (ii) grant Awards, (iii) determine the type, number of Shares subject to, and other terms and conditions of, and all other matters relating to, Awards, (iv) prescribe Option Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (v) construe and interpret the Plan and Option Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (vi) suspend the right to exercise Awards during any period that the Board deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time, and (vii) make all other decisions and determinations as the Board may deem necessary or advisable for the administration of the Plan.  Any action of the Board shall be final, conclusive, and binding on all persons, including, without limitation, each member of the Company Group, Eligible Persons, Participants, and beneficiaries of Participants.  For the avoidance of doubt, the

Board shall have the authority to take all actions under the Plan that the Board is permitted to take.

(b)           Delegation.  To the extent permitted by applicable law, the Board may delegate to directors, officers or employees of any member of the Company Group, or committees thereof, the authority, subject to such terms as the Board shall determine, to perform such functions, including but not limited to administrative functions, as the Board may determine appropriate.  The Board may appoint agents to assist it in administering the Plan.  Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any person or entity who is not an employee of the Company or any other member of the Company Group shall be expressly approved by the Board.

(c)           Section 409A.  The Board shall take into account compliance with Section 409A of the Code in connection with any grant of an Award under the Plan, to the extent applicable.

4.          SHARES AVAILABLE UNDER THE PLAN.

(a)           Number of Shares Available for Delivery.  Subject to adjustment as provided in Section 10 hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall be 12,450,000.  Shares delivered under the Plan shall consist of newly issued shares or previously issued Shares temporarily held and reacquired by the Company on the open market or by private purchase. Delivery of Shares shall have the meaning and occur in accordance with Section 6 hereof prior to Conversion and in accordance with Section 7 upon Conversion. Following the delivery of the Shares or cash settlement upon exercise, the Options so exercised shall no longer be outstanding and the Participants shall have no additional rights thereunder.

(b)           Payment for Share.  Payment for Shares acquired pursuant to an exercise of Options granted hereunder shall be made in full prior to the exercise of the Options in accordance with the Option Agreement and in a manner approved by the Board, which may include any of the following payment methods:  (i) in immediately available funds in Euro or any other currency approved by the Board (provided that upon payment in any currency other than Euro, the Participant shall, at the Company’s request within five (5) business days of exercise, reimburse the Company for any foreign exchange fees reasonably incurred by the Company in connection with converting such currency to Euro), or by certified or bank cashier’s check, or (ii) by any other means approved by the Board.  Anything herein to the contrary notwithstanding, if the Board determines that any form of payment available hereunder would be in violation of Section 402 of the U.S. Sarbanes-Oxley Act of 2002, such form of payment shall not be available on or following the date the Company (or any of its affiliates) files an initial registration statement for an IPO.

(c)           Form of Shares.  Except as may be otherwise determined by the Board in its sole discretion and in accordance with applicable law, Shares acquired upon the exercise of Options shall be held in registered form. Upon an IPO or listing of the Shares, Participants may, however, merely hold book-interests in Shares in accordance with applicable law and the rules of the relevant securities settlement system. If certificates representing Shares are registered in the name of the Participant, the Board may require that such certificates bear all legally required information and include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Shares.

(d)           Share Counting Rules.  The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.  To the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for grant.  Shares withheld in payment of the exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan.

5.          OPTIONS.

(a)           General.  Options may be granted to Eligible Persons in such form and having such terms and conditions as the Board shall deem appropriate.  The provisions of separate Options shall be set forth in Option Agreements, which agreements need not be identical.

(b)           Term.  The term of each Option shall be set by the Board at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c)           Exercise Price.  The exercise price per Share for each Option shall be set by the Board at the time of grant in the Option Agreement; provided, however, that if an Option is intended to not be considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the applicable exercise price shall not be less than the Fair Market Value on the date of grant and provided that the exercise price per Share to be issued/acquired shall at least correspond to the nominal value of such Share.

(d)           Exercise. In order to exercise an Option, the Participant holder thereof must deliver to the Company a notice in writing setting out, in particular, the date of exercise, the number of Options exercised, the aggregate Exercise Price and the terms of the exercise together with the contact details of such Participant. The delivery of such notice to the Company shall constitute an irrevocable election by the Participant to exercise the relevant Options.

(e)           Vesting.  Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Board and set forth in the Option Agreement; provided, however, that notwithstanding any such vesting dates, the Board may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting.  Unless otherwise specifically determined by the Board, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Employer, and all vesting shall cease upon a Participant’s Termination with the Employer for any reason.

(f)            Transferability of Options.  Except in connection with a Permitted Transfer of vested Options, an Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  To the extent a Participant wishes to make a Permitted Transfer of vested Options, it shall be a condition of each such Permitted Transfer that (x) the transferee agrees to be bound by the terms of the Plan and the applicable Award agreement as though no such transfer had taken place, (y) the Participant has complied with all applicable law in connection with such transfer, (z) the shareholders of the Company have approved the transferee as New Shareholder in accordance with Section 6(c) and the transfer is notified to the Company.  The Participant and the transferee shall execute any documents reasonably required by the Board to effectuate such Permitted Transfer.

(g)           Termination.  Except as may otherwise be provided in an Option Agreement or determined by the Board subsequent to grant—

(i)            In the event of a Participant’s Termination with the Employer prior to the Expiration Date for any reason other than (A) by the Employer for Cause or (B) by reason of the Participant’s death or Disability, (1) all vesting with respect to such Participant’s Options shall cease, (2) all of such Participant’s unvested Options shall expire as of the date of such Termination, and (3) all of such Participant’s vested Options shall remain exercisable until the earlier of the Expiration Date and the date that is ninety (90) days after the date of such Termination.

(ii)           In the event of a Participant’s Termination with the Employer prior to the Expiration Date by reason of such Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options shall cease, (B) all of such Participant’s unvested Options shall expire as of the date of such Termination without consideration, and (C) all of such Participant’s vested Options shall remain exercisable until the earlier of the Expiration Date and the date that is twelve (12) months after the date of such Termination due to death or Disability of the Participant.  In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the person or persons to whom a Participant’s rights under the Options pass by will or the applicable laws of descent and distribution until its expiration, but only to the extent the Options were vested by such Participant at the time of such Termination due to death.

(iii)          In the event of a Participant’s Termination with the Employer prior to the Expiration Date by the Employer for Cause, all of such Participant’s Options (whether or not vested) shall immediately expire as of the date of such Termination.

6.          DELIVERY AND SETTLEMENT PRIOR TO CONVERSION

(a)           General.  Notwithstanding anything herein to the contrary, upon the exercise of an Option at any time prior to the Conversion, such exercise shall be effected pursuant Section 6(b) or (c), at the Company’s election, which election shall be made and notified to the Participant within five (5) business days of the Participant’s delivery of notice to exercise such Option.

(b)           Cash Settlement.  In accordance with this Section 6(b), such Option shall be exercised pursuant to a “net exercise” procedure and settled in cash in lieu of the delivery of Shares to the Participant, such that the Company shall deliver to the Participant an amount in cash equal to the product of (x) the number of Options exercised multiplied by (y) the excess of Fair Market Value per Share on the date of exercise over the exercise price per Share to be issued upon the exercise, such product reduced further the amount of any federal, state, and local income or other taxes required by law to be withheld by the Company in connection with such exercise.

(c)           Share Settlement to Fiduciary.  In accordance with this section 6(c), upon such exercise, the Company shall issue the Shares to GFI Software Holdings Ltd., acting as fiduciary and which will bear legal title to the Shares, whereas the Participant shall be entitled to the corresponding economic rights of the Shares so issued in accordance with the fiduciary agreement to be entered into between the Participant as beneficiary and GFI Software Holdings Ltd. as fiduciary on the date of issuance of the Shares. Legal title to the shares shall be conferred upon the Participant upon Conversion in accordance with the fiduciary agreement.  In case Options have been validly exercised pursuant to this Section 6(c), the issuance of the Shares to GFI Software Holdings Ltd. and the corresponding amendments of the articles of association of the Company shall take place on the next 31 January, 30 April, 31 July, or 31 October, or the next business day after such date if such day is not a business day, that is at least fifteen (15) days following the delivery of the notice of exercise (each a “Settlement Date”).  The issuance of Shares upon exercise of an Option pursuant to this Section 6(c) shall be, at the Company’s discretion, effectuated in the form of either (x) the transfer of Shares temporarily held by the Company, by execution of a share transfer agreement between the Participant and the Company, or (y) delivery of newly issued Shares, which shall require the convening of a general meeting of shareholders of the Company, the resolution of the general meeting of shareholders on the capital increase, and the registration of the Participant(s) as shareholder(s) in the share register of the Company. The Participants shall agree to cooperate in view of the acquisition of Shares and in particular execute a beneficial ownership declaration and any other document required for the issue of the Shares.  The issue of new Shares shall be subject, at the time of the issue, to a general meeting of shareholders of the Company resolving on the capital increase, the approval of the new shareholders and the issuance of new shares by a majority vote in number of shareholders representing three quarters of the Company’s share capital. In as far as legally required, the current shareholders shall countersign each Option Agreement to confirm that each Participant is accepted as shareholder (the “New Shareholder”) of the Company in case any or all of such Participant’s Options are exercised for Shares. Each such New Shareholder shall accept, in as far as legally required, each other Participant as shareholder of the Company in case such Participant’s Options are exercised.

7.          DELIVERY AND SETTLEMENT OF SHARES UPON CONVERSION

Following the Conversion, upon a Participant’s exercise of an Option, the Board shall resolve to issue the Shares subject to exercise in accordance with the provisions of this Plan and the Option Agreement, and subsequently proceed to the acknowledgement of the capital increase in front of a Luxembourg notary.

8.          REPURCHASE RIGHTS UPON TERMINATION.

(a)           If, prior to the Repurchase Right Lapse Date, a Participant undergoes a Termination with the Employer for any reason, then at any time during the Repurchase Right Exercise Period, the Company shall have the right to repurchase the Shares received pursuant to Awards granted under the related Option Agreement at a per-share price equal to the Repurchase Price and subject to mandatory provisions of law (the “Repurchase Right”).  For the avoidance of doubt, such Repurchase Right also applies to Shares held under a fiduciary agreement pursuant to Section 6(c). In case of exercise of the Repurchase Right, the relevant fiduciary agreement shall be automatically terminated and the Repurchase Price be paid to the beneficiary thereunder. The Repurchase Right shall be exercisable upon written notice to a Participant indicating the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice; provided, however, that except in extraordinary circumstances, as determined by the Board, the Company shall not exercise the Repurchase Right with respect to Share acquired pursuant to an Award prior to (i) the six (6) month anniversary of the date an Award not subject to exercise vests, or (ii) the six (6) month anniversary of the date an Award that is subject to exercise is exercised.  To the extent applicable, the certificates representing the Shares to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase.

(b)           If the Company exercises the Repurchase Right following a Participant’s Termination other than (A) by the Employer for Cause or (B) by a Participant’s voluntary resignation, the aggregate Repurchase Price shall be paid in a lump sum at the time of repurchase.

(c)           If the Company exercises the Repurchase Right following a Participant’s Termination (A) by the Employer for Cause or (B) by such Participant’s voluntary resignation, the Company shall be permitted to issue a promissory note equal to the aggregate Repurchase Price in lieu of a cash payment; provided, however, that such promissory note shall have a maturity date that does not exceed three (3) years from the date of such repurchase, shall bear simple interest of not less than the Prime Rate in effect on the date of such repurchase, and shall be payable as to interest in equal monthly installments during the term of the note and as to principal on the maturity date.

(d)           Notwithstanding anything contained in this Section 8(d)  to the contrary, in the event that any repurchase described herein would result in a default under any applicable financing documents of the Company or any other member of the Company Group, or would otherwise be prohibited by applicable law (as applicable, a “Prohibition Event”), commencement of the applicable Repurchase Right Exercise Period shall be delayed until the Prohibition Event ceases to exist, but in no event shall such delay extend for more than eighteen (18) months.  Without limiting the foregoing, at any time prior to the Repurchase Right Lapse Date, the Company shall be permitted to assign the Repurchase Right to the Investors.

(e)           In connection with any purchase of Shares pursuant to this Section 7, the Company will be entitled to receive customary representations and warranties from the Participant regarding the purchase of such Shares as may be reasonably requested by the Company, including but not limited to the representation that the Participant has good and marketable title to such Shares to be transferred free and clear of all liens, claims, and other encumbrances.

9.          COMPETITIVE ACTIVITIES.

Notwithstanding anything contained in the Plan to the contrary, in the event that a Participant engages in any Competitive Activity during the term of such Participant’s employment or service with the Employer or during the six (6) month period following such Participant’s Termination with the Employer for any reason, the Board may determine, in its sole discretion, to (a) declare all Awards held by such Participant to be immediately forfeited and cancelled without additional consideration, (b) require all Shares acquired upon the exercise of Awards within the twelve (12) month period prior to the date of such Competitive Activity to be immediately transferred and returned to the Company without additional consideration, and (c) to the extent that such Participant received any profit from the sale of any Share underlying an Award within the twelve (12) month period prior to the date of such Competitive Activity, require that such Participant promptly repay to the Company any profit received pursuant to such sale.

10.        ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

(a)           Capitalization Adjustments.  The aggregate number of Shares that may be granted or purchased pursuant to Awards (as set forth in Section 4 above), the number of Shares covered by each outstanding Award, and/or the price per share thereof in each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Board, as to the number, price, or kind of a Share or other consideration subject to such Awards (i) in the event of changes in the outstanding Share or in the capital structure of the Company by reason of share dividends, share splits, reverse share splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event (as defined below)), (ii) in connection with any extraordinary dividend declared and paid in respect of Shares, whether payable in the form of cash or other consideration, or (iii) in the event of any change in applicable laws or circumstances that results in or could result in, in either case as determined by the Board in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

(b)           Corporate Events.  Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement, in connection with (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation and/or other property, including cash, (iii) a Change in Control, or (iv) the reorganization or liquidation of the Company (each, a “Corporate Event”), the Board may, in its discretion, provide for any one or more of the following:

(i)            the assumption or substitution of such Awards in connection with such Corporate Event, in which case, the Awards shall be subject to the adjustment set forth in subsection (a) above;

(ii)           accelerated vesting of any Awards, subject to the consummation of such Corporate Event;

(iii)          the cancellation of any or all vested and/or unvested Awards as of the consummation of such Corporate Event, in which case Participants who hold vested Awards (including any Awards that would vest on the Corporate Event but for cancellation) so cancelled will receive a payment in respect of cancellation of their Awards based on the amount of the per-share consideration being paid for the Shares in connection with such Corporate Event, less the applicable exercise price; provided, however, that Participants who hold Awards shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise price is greater than zero (and to the extent the per-share consideration is less than or equal to the applicable exercise price, such Awards shall be cancelled for no consideration).

Payments to holders pursuant to clause (iii) above shall be made in cash or, in the sole discretion of the Board, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable exercise price).  In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Board may require a Participant to (i) represent and warrant as to the unencumbered title to his Awards, (ii) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Share, and (iii) deliver customary transfer documentation as reasonably determined by the Board.

(c)           Fractional Shares.  Any adjustment provided under this Section 10 may provide for the elimination of any fractional share that might otherwise become subject to an Award. The Exercise of the Options does not entitle the Participants to fractional Shares. If the exercise would result in a fractional interest of a Share, the number of Shares to be issued to a Participant is rounded down to the nearest whole number of Shares and the fraction of the Option not exercised is forfeited without consideration.

11.        USE OF PROCEEDS.

The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

12.        RIGHTS AND PRIVILEGES AS A SHAREHOLDER.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of share ownership in respect of Shares that are subject to Awards hereunder until such Shares have been issued to that person.

13.        EMPLOYMENT OR SERVICE RIGHTS.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.  Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Employer or any other member the Company Group.

14.        COMPLIANCE WITH LAWS.

The obligation of the Company to deliver Shares upon the exercise of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any Shares pursuant to an Award unless such shares have been properly registered for sale under applicable securities laws to the extent required, or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale any of the Shares to be offered or sold under the Plan or any Shares issued upon exercise or settlement of Awards.  If the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration, the Company may restrict the transfer of such shares and may legend the share certificates, if any, representing such Shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.        WITHHOLDING OBLIGATIONS.

As a condition to the vesting and/or exercise of any Award, the Board may require that a Participant satisfy, through a cash payment by the Participant, or in the discretion of the Board, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Board, the minimum amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting and/or exercise.

16.        AMENDMENT OF THE PLAN OR AWARDS.

(a)           Amendment of Plan.  The Board may, at any time and from time to time, amend the Plan; provided, however, that the Board shall not, without shareholder approval, make any amendment to the Plan that requires shareholder approval pursuant to applicable law or, at any time that the Share is listed on any national securities exchange, the applicable rules of the national securities exchange on which the Share is principally listed.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(b)           Amendment of Awards.  The Board may, at any time and from time to time, amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the Participant consents in writing (it being understood that no action taken by the Board that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment of an Award for such purpose).  Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board may amend the terms of any one or more Awards if necessary to bring the Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

(c)           Repricing of Awards without Shareholder Approval.  The repricing of Awards upon the approval of the Board shall expressly be permitted under the Plan without additional shareholder approval.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Award to lower its exercise price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 10(a)), it being understood that such exercise price will in any case at least correspond to the nominal value of the shares issued pursuant to an exercise of the Award, (ii) any other action that is treated as “repricing” under generally accepted accounting principals, and (iii) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Share, unless the cancellation and exchange occurs in connection with an event set forth in Section 10(b).

17.        TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.  Rights under any Award granted before suspension or termination of the Plan shall not be impaired by such suspension or termination.

18.        EFFECTIVE DATE OF THE PLAN.

The Plan is effective as of the Effective Date, subject to shareholder approval.

19.        MISCELLANEOUS.

(a)           Participants Outside of the United States.  The Board may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident or primarily employed outside of the United States in any manner deemed by the Board to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such Award to a Participant who is a resident or primarily employed in the United States.  Additionally, the Board may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by such Participants.  An Award may be modified under this Section 19(a) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation.

(b)           No Liability of Board Members.  No member of the Board shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Board or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Board and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(c)           Notices: All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or when deposited in the mail, first class postage paid, or fax at such other address as may have been furnished to the other party in writing by the addressee.

(d)           Payments Following Accidents or Illness. If the Board shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Board so directs the Company, be paid to his spouse, child, or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Board to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Board and the Company therefor.

(e)           Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the Grand-Duchy of Luxembourg without reference to the principles of conflicts of laws thereof.

(f)            Funding.  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, or to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(g)           Reliance on Reports.  Each member of the Board and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company or other member of the Company Group and upon any other information furnished in connection with the Plan by any person or persons other than such member.

(h)           Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

*              *              *

FORM OF OPTION GRANT NOTICE AND AGREEMENT
(U.S. Accredited Investor)

GFI Software S.à r.l. (the “Company”), pursuant to its Amended and Restated Share Option Plan (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one Share at the applicable Exercise Price (set forth below).  The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Agreement”) as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Vesting Commencement Date:

Number of Options:

Exercise Price:                                                                                                           $

Expiration Date:

Vesting Schedule:                                                                                           Provided that the Holder has not undergone a Termination prior to the applicable vesting date, twenty percent (20%) of the Options shall vest on the twelve (12) month anniversary of the Vesting Commencement Date, and the remainder shall vest in substantially equal quarterly installments, rounded down to the nearest whole share, on each quarterly anniversary of the Vesting Commencement Date for a period of sixteen (16) quarters thereafter; provided, that with respect to the last such quarterly installment, the number of Options that vest in the installment shall be such that the Holder will be fully vested in the total number of Options listed above as of the applicable quarterly anniversary.

Notwithstanding the foregoing, provided that the Holder has not undergone a Termination prior to a Change in Control, upon a Change in Control, fifty percent (50%) of the then-unvested Options from each remaining quarterly installment shall vest, rounded down to the nearest whole share, and the remaining unvested Options in each remaining quarterly installment shall continue to vest thereafter in accordance with the quarterly vesting schedule set forth above; provided, however, that in the event of the Holder’s Termination by the Employer without Cause or by the Holder for Good Reason within twelve (12) months following such Change in Control, the Holder’s remaining unvested Options hereunder will vest in full upon such Termination.

The Holder may terminate his employment with Good Reason by providing the Employer not less than thirty (30) days’ written notice setting forth in reasonable specificity the event that constitutes Good Reason, which written notice, to be effective, must be provided to the Employer within sixty (60) days of the occurrence of such event.  During such thirty (30) day notice period, the Employer shall have the right to cure the alleged Good Reason event, and if the Employer does not cure within such period, the Holder’s Termination will be effective upon the expiration of such cure period.

For purposes of this Agreement, “Good Reason” shall mean, following a Change in Control, and without the Holder’s consent, (i) a material diminution in the Holder’s duties or responsibilities compared with those in effect immediately prior to such Change in Control, (ii) a material reduction in the Holder’s base salary as in effect immediately prior to such Change in Control, or (iii) the relocation of the Holder’s principal place of employment more than fifty (50) miles from its location at the time of such Change in Control.

Exercise of Options:                                                                                   To exercise a vested Option, the Holder (or his or her authorized representative) must give written notice to the Company, stating the number of Options which he or she intends to exercise.  The Company will deliver the Shares with respect to which the Options are exercised in accordance with, and subject to, Section 6 or Section 7 of the Plan, as applicable.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 15 of the Plan.

Termination:                                                                                                                         Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof.  Following any such Termination, shares acquired upon exercise of any Options shall remain subject to Section 8 of the Plan.

Additional Terms:                                                                                              Options shall be subject to the following additional terms:

•                                         Options shall be exercisable in whole Shares only.

•                                         Each Option shall cease to be exercisable as to any Share when the Holder purchases the Share or when the Option otherwise expires or is forfeited.

•                                         Subject to Section 6 and 7 of the Plan, any Shares issued upon the exercise of any Options hereunder shall be subject

2

to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•                                         This Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Employer or any other member of the Company Group.

•                                         This Agreement shall be construed and interpreted in accordance with the laws of the internal laws of the Grand-Duchy of Luxembourg, without regard to the principles of conflicts of law thereof.

•                                         The Holder and the Company acknowledge that the Options are intended to be exempt from Section 409A of the Code, with the Exercise Price intended to be at least equal to the “fair market value” per Share on the Date of Grant.  Since the Shares are not traded on an established securities market, the Exercise Price has been based upon the determination of Fair Market Value by the Board in a manner consistent with the terms of the Plan.  The Holder acknowledges that there is no guarantee that the Internal Revenue Service will agree with this valuation, and agrees not to make any claim against the Company, the Board, the Company’s officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low or that the Options are not otherwise exempt from Section 409A of the Code.

•                                         The Holder agrees that the Company may deliver by email all documents relating to the Plan or these Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify the Holder by

3

email or such other reasonable manner as then determined by the Company.

Representations and

Warranties of

Holder:                                                                                                                                                          The Holder hereby represents and warrants to the Company that:

•                                       The Holder understands that the Shares have not been registered under the Securities Act, nor qualified under any state securities laws, and that they are being offered and sold pursuant to an exemption from such registration and qualification based in part upon the Holder’s representations contained herein; the Shares are being issued to the Holder hereunder in reliance upon the exemption from such registration provided by Section 4(2) of the Securities Act for transactions by an issuer not involving any public offering, and in connection therewith, the Holder acknowledges the Holder’s status as an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act;

•                                       The Holder is an “accredited investor” as such term is defined in Rule 501(a) of the Securities Act and has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the investment contemplated by this Agreement; and the Holder is able to bear the economic risk of this investment in the Company (including a complete loss of this investment);

•                                       Except as specifically provided herein or in the Plan, the Holder has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge all or any portion of his, her or its Shares, and has no current plans to enter into any such contract, undertaking, understanding, agreement or arrangement;

•                                       The Holder has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, article or any other form of advertising or general solicitation as to the Company’s sale to such Holder of his, her or its Shares;

•                                       The Holder is familiar with the business and operations of the Company and has been afforded full and complete access to the books, financial statements, records, contracts,

4

documents and other information concerning the Company and its proposed activities, and has been afforded an opportunity to ask such questions of the Company’s agents, accountants and other representatives concerning the Company’s proposed business, operations, financial condition, assets, liabilities and other relevant matters as he has deemed necessary or desirable, and has been given all such information as has been requested, in order to evaluate the merits and risks of the investment contemplated herein;

•                                       The Holder has been informed that the Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Shares are first registered under the Federal securities laws or unless an exemption from such registration is available; and

•                                       The Holder is prepared to hold the Shares for an indefinite period and that the Holder is aware that Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the Shares from the registration requirements of the Securities Act.

*                                         *                                         *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE AGREEMENT AND THE PLAN.

GFI SOFTWARE S.à r.l.	HOLDER

By:
Signature	Signature

Title:

5

FORM OF OPTION GRANT NOTICE AND AGREEMENT
(U.S. Non-Accredited Investor)

GFI Software S.à r.l. (the “Company”), pursuant to its Amended and Restated Share Option Plan (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one Share at the applicable Exercise Price (set forth below).  The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Agreement”) as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Vesting Commencement Date:

Number of Options:

Exercise Price:                                                                                                               $

Expiration Date:

Vesting Schedule:                                                                                             Provided that the Holder has not undergone a Termination prior to the applicable vesting date, twenty percent (20%) of the Options shall vest on the twelve (12) month anniversary of the Vesting Commencement Date, and the remainder shall vest in substantially equal quarterly installments, rounded down to the nearest whole share, on each quarterly anniversary of the Vesting Commencement Date for a period of sixteen (16) quarters thereafter; provided, that with respect to the last such quarterly installment, the number of Options that vest in the installment shall be such that the Holder will be fully vested in the total number of Options listed above as of the applicable quarterly anniversary.

Notwithstanding the foregoing, provided that the Holder has not undergone a Termination prior to a Change in Control, upon a Change in Control, fifty percent (50%) of the then-unvested Options from each remaining quarterly installment shall vest, rounded down to the nearest whole share, and the remaining unvested Options in each remaining quarterly installment shall continue to vest thereafter in accordance with the quarterly vesting schedule set forth above; provided, however, that in the event of the Holder’s Termination by the Employer without Cause or by the Holder for Good Reason within twelve (12) months following such

Change in Control, the Holder’s remaining unvested Options hereunder will vest in full upon such Termination.

The Holder may terminate his employment with Good Reason by providing the Employer not less than thirty (30) days’ written notice setting forth in reasonable specificity the event that constitutes Good Reason, which written notice, to be effective, must be provided to the Employer within sixty (60) days of the occurrence of such event.  During such thirty (30) day notice period, the Employer shall have the right to cure the alleged Good Reason event, and if the Employer does not cure within such period, the Holder’s Termination will be effective upon the expiration of such cure period.

For purposes of this Agreement, “Good Reason” shall mean, following a Change in Control, and without the Holder’s consent, (i) a material diminution in the Holder’s duties or responsibilities compared with those in effect immediately prior to such Change in Control, (ii) a material reduction in the Holder’s base salary as in effect immediately prior to such Change in Control, or (iii) the relocation of the Holder’s principal place of employment more than fifty (50) miles from its location at the time of such Change in Control.

Exercise of Options:                                                                                   To exercise a vested Option, the Holder (or his or her authorized representative) must give written notice to the Company, stating the number of Options which he or she intends to exercise.  The Company will deliver the Shares with respect to which the Options are exercised in accordance with, and subject to, Section 6 or Section 7 of the Plan, as applicable.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 15 of the Plan.

Termination:                                                                                                                         Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof.  Following any such Termination, shares acquired upon exercise of any Options shall remain subject to Section 8 of the Plan.

Additional Terms:                                                                                              Options shall be subject to the following additional terms:

•                                         Options shall be exercisable in whole Shares only.

•                                         Each Option shall cease to be exercisable as to any Share when the Holder purchases the Share or when the Option otherwise expires or is forfeited.

2

•                                         Subject to Section 6 and 7 of the Plan, any Shares issued upon the exercise of any Options hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•                                         This Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Employer or any other member of the Company Group.

•                                         This Agreement shall be construed and interpreted in accordance with the laws of the internal laws of the Grand-Duchy of Luxembourg, without regard to the principles of conflicts of law thereof.

•                                         The Holder and the Company acknowledge that the Options are intended to be exempt from Section 409A of the Code, with the Exercise Price intended to be at least equal to the “fair market value” per Share on the Date of Grant.  Since the Shares are not traded on an established securities market, the Exercise Price has been based upon the determination of Fair Market Value by the Board in a manner consistent with the terms of the Plan.  The Holder acknowledges that there is no guarantee that the Internal Revenue Service will agree with this valuation, and agrees not to make any claim against the Company, the Board, the Company’s officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low or that the Options are not otherwise exempt from Section 409A of the Code.

•                                         The Holder agrees that the Company may deliver by email all documents relating to the Plan or these Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts

3

these documents on a website, it shall notify the Holder by email or such other reasonable manner as then determined by the Company.

Representations and

Warranties of

Holder:                                                                                                                                                          The Holder hereby represents and warrants to the Company that:

•                                       The Holder understands that the Shares have not been registered under the Securities Act, nor qualified under any state securities laws, and that it is being offered and sold pursuant to, and in reliance upon, the exemption from such registration provided by Rule 701 promulgated under the Securities Act for security issuances under compensatory benefit plans such as the Plan;

•                                       The Holder has been informed that the Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Shares are first registered under the Federal securities laws or unless an exemption from such registration is available; and

•                                       The Holder is prepared to hold the Shares for an indefinite period and that the Holder is aware that Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the Shares from the registration requirements of the Securities Act.

*                                         *                                         *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE AGREEMENT AND THE PLAN.

GFI SOFTWARE S.à r.l.	HOLDER

By:
Signature	Signature

Title:

4

FORM OF OPTION GRANT NOTICE AND AGREEMENT
(U.K.)

GFI Software S.à r.l. (the “Company”), pursuant to its Amended and Restated Share Option Plan (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one Share at the applicable Exercise Price (set forth below).  The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Agreement”) as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Vesting Commencement Date:

Number of Options:

Exercise Price:                                                                                                                $

Expiration Date:

Vesting Schedule:                                                                                             Provided that the Holder has not undergone a Termination prior to the applicable vesting date, twenty percent (20%) of the Options shall vest on the twelve (12) month anniversary of the Vesting Commencement Date, and the remainder shall vest in substantially equal quarterly installments, rounded down to the nearest whole share, on each quarterly anniversary of the Vesting Commencement Date for a period of sixteen (16) quarters thereafter; provided, that with respect to the last such quarterly installment, the number of Options that vest in the installment shall be such that the Holder will be fully vested in the total number of Options listed above as of the applicable quarterly anniversary.

Notwithstanding the foregoing, provided that the Holder has not undergone a Termination prior to a Change in Control, upon a Change in Control, one hundred percent (100%) of the then-unvested Options shall vest.

Exercise of Options:                                                                                   To exercise a vested Option, the Holder (or his or her authorized representative) must give written notice to the Company, stating the number of Options which he or she intends to exercise.  The Company will deliver the Shares with respect to which the Options are exercised in accordance with, and subject to, Section 6 or Section 7 of the Plan, as applicable.

Upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 15 of the Plan.

Termination:                                                                                                                        Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof.  Following any such Termination, shares acquired upon exercise of any Options shall remain subject to Section 8 of the Plan.

Additional Terms:                                                                                              Options shall be subject to the following additional terms:

•                                         Options shall be exercisable in whole Shares only.

•                                         Each Option shall cease to be exercisable as to any Share when the Holder purchases the Share or when the Option otherwise expires or is forfeited.

•                                         Subject to Section 6 and 7 of the Plan, any Shares issued upon the exercise of any Options hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•                                         This Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Employer or any other member of the Company Group.

•                                         This Agreement shall be construed and interpreted in accordance with the laws of the internal laws of the Grand-Duchy of Luxembourg, without regard to the principles of conflicts of law thereof.

•                                         The Holder accepts that “Cause” as defined in the Plan shall in addition to the definition of the Plan also mean any reason under which the Company would be entitled to terminate the Participant’s employment or service agreement under the applicable law.

•                                         The Holder accepts that - solely for the purpose of this Agreement - any terms and conditions related to “employment” shall include the engagement as director, executive or managing director.

2

•                                         The Holder agrees that the Company may deliver by email all documents relating to the Plan or these Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify the Holder by email or such other reasonable manner as then determined by the Company.

•                                          The Options may not be exercised in any circumstances unless and until the Company is satisfied that the Holder has entered into a binding election, in a form attached hereto as Exhibit A, pursuant to which the Holder assumes liability of the whole of the Employer’s National Insurance Contributions due in relation to the share option gains arising in respect of the Options.

Representations and

Warranties of

Holder:                                                                                                                                                          The Holder hereby represents and warrants to the Company that:

•                                       The Holder understands that the Shares have not been registered under any applicable securities laws;

•                                       Except as specifically provided herein or in the Plan, the Holder has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge all or any portion of his, her or its Shares, and has no current plans to enter into any such contract, undertaking, understanding, agreement or arrangement;

•                                       The Holder has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, article or any other form of advertising or general solicitation as to the Company’s sale to the Holder of his, her or its Shares;

•                                       The Holder has been informed that the Shares may not be resold or transferred unless the Shares are first registered under applicable securities laws or unless an exemption from such registration is available; and

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•                                       The Holder is prepared to hold the Shares for an indefinite period.

*                                         *                                         *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE AGREEMENT AND THE PLAN.

GFI SOFTWARE S.à r.l.	HOLDER

By:
Signature	Signature

Title:

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GFI Software S.à r.l. Amended and Restated Share Option Plan (the “Plan”)

Joint Election made pursuant to paragraph 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992

(Employee’s part)

1.                                                This joint election relates to share options granted to me under the Plan on [           ] 20[ ].  This joint election shall continue to have effect in relation to all share options granted to me under the Plan thereafter until the date on which this joint election is terminated under paragraph 6 (the “Options”) or the tenth anniversary of this joint election, whichever is earlier.

2.                                                The joint election relates to any gain on which a liability to pay National Insurance Contributions under section 4(4)(a) of the Social Security Contributions and Benefits Act 1992 (“SSCBA”).  The effect of that section is to treat as earnings the amount of any gain (“Chargeable Gain”) on which I am chargeable to income tax under section 479 of the Income Tax (Earnings and Pensions) Act 2003 in respect of which an amount counts as employment income under section 476 of that Act (charge on acquisition of securities pursuant to options etc.) reduced by any amounts deducted under section 480(1) to (6) of that Act in arriving at the amount counting as such employment income.

3.                                                The purpose of this joint election is to transfer the liability for all the secondary Class 1 National Insurance Contributions in respect of Chargeable Gains arising from the Options from the Secondary Contributor (as defined in section 7 of the SSCBA who has or will also enter into this joint election to this effect) to me.

4.                                                I acknowledge that in order to secure that the liability for amounts transferred under this joint election is met, I may not exercise an Option unless I have either:

(a)                                          provided GFI Software S.à r.l. with a payment in cleared funds sufficient to meet the secondary Class 1 National Insurance Contributions payable in respect of that Option; or

(b)                                         entered into arrangements with the Secondary Contributor (as its board shall think fit) to ensure the payment of an amount sufficient to meet the secondary Class 1 National Insurance Contributions payable in respect of that Option.  I agree that such arrangements may include, but are not limited to:

(i)                           a deduction from my salary (to the extent permitted by law); and/or

(ii)                        grant of a power of attorney to GFI Software S.à r.l., authorising GFI Software S.à r.l. to facilitate the sale of such number of shares which are the subject of that Option as is necessary in order to fund the secondary Class 1

National Insurance Contributions arising by virtue of the exercise of that Option; or

(iii)                     in the case of a cash payment being made in respect of the surrender, cancellation, transfer or any other event in relation to the Option, the deduction from such payment as is sufficient to fund the secondary Class 1 National Insurance Contributions arising by virtue of such cash payment.

5.                                                I hereby acknowledge that this joint election shall apply (unless terminated in accordance with paragraph 6 of this joint election) whether or not I am working in the United Kingdom at the time the Chargeable Gain arises and whether or not I am employed by the Secondary Contributor at the time the Chargeable Gain arises.

6.                                                This joint election shall apply until the first of:

(i)                            it ceases to have effect in accordance with its terms;

(ii)                         it is revoked jointly by both its parties;

(iii)                      the Secondary Contributor gives notice to me terminating the effect of this joint election; or

(iv)                     the Inland Revenue’s approval of this joint election is withdrawn by notice to the Secondary Contributor.

7.                                                I hereby agree to be bound by the terms of this election.

Signed as a deed and delivered on February       , 2011

Name:

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FORM OF OPTION GRANT NOTICE AND AGREEMENT
(Non-U.S., Non-U.K.)

GFI Software S.à r.l. (the “Company”), pursuant to its Amended and Restated Share Option Plan (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one Share at the applicable Exercise Price (set forth below).  The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Agreement”) as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:

Date of Grant:

Vesting Commencement Date:

Number of Options:

Exercise Price:                                                                                                                $

Expiration Date:

Vesting Schedule:                                                                                             Provided that the Holder has not undergone a Termination prior to the applicable vesting date, twenty percent (20%) of the Options shall vest on the twelve (12) month anniversary of the Vesting Commencement Date, and the remainder shall vest in substantially equal quarterly installments, rounded down to the nearest whole share, on each quarterly anniversary of the Vesting Commencement Date for a period of sixteen (16) quarters thereafter; provided, that with respect to the last such quarterly installment, the number of Options that vest in the installment shall be such that the Holder will be fully vested in the total number of Options listed above as of the applicable quarterly anniversary.

Notwithstanding the foregoing, provided that the Holder has not undergone a Termination prior to a Change in Control, upon a Change in Control, fifty percent (50%) of the then-unvested Options from each remaining quarterly installment shall vest, rounded down to the nearest whole share, and the remaining unvested Options in each remaining quarterly installment shall continue to vest thereafter in accordance with the quarterly vesting schedule set forth above; provided, however, that in the event of the Holder’s Termination by the Employer without Cause or by the Holder for Good Reason within twelve (12) months following such

Change in Control, the Holder’s remaining unvested Options hereunder will vest in full upon such Termination.

The Holder may terminate his employment with Good Reason by providing the Employer not less than thirty (30) days’ written notice setting forth in reasonable specificity the event that constitutes Good Reason, which written notice, to be effective, must be provided to the Employer within sixty (60) days of the occurrence of such event.  During such thirty (30) day notice period, the Employer shall have the right to cure the alleged Good Reason event, and if the Employer does not cure within such period, the Holder’s Termination will be effective upon the expiration of such cure period.

For purposes of this Agreement, “Good Reason” shall mean, following a Change in Control, and without the Holder’s consent, (i) a material diminution in the Holder’s duties or responsibilities compared with those in effect immediately prior to such Change in Control, (ii) a material reduction in the Holder’s base salary as in effect immediately prior to such Change in Control, or (iii) the relocation of the Holder’s principal place of employment more than fifty (50) miles from its location at the time of such Change in Control.

Exercise of Options:                                                                                   To exercise a vested Option, the Holder (or his or her authorized representative) must give written notice to the Company, stating the number of Options which he or she intends to exercise.  The Company will deliver the Shares with respect to which the Options are exercised in accordance with, and subject to, Section 6 or Section 7 of the Plan, as applicable.

Without limiting the authority and discretion of the Board to take any other measures it deems appropriate in accordance with Section 15 of the Plan, upon exercise of Options, the Holder will be required to satisfy applicable withholding tax obligations, including penalties and other additional charges in relation to such taxes, as provided in Section 15 of the Plan.

Termination:                                                                                                                         Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof.  Following any such Termination, shares acquired upon exercise of any Options shall remain subject to Section 8 of the Plan.

Additional Terms:                                                                                              Options shall be subject to the following additional terms:

•                                         Options shall be exercisable in whole Shares only.

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•                                         Each Option shall cease to be exercisable as to any Share when the Holder purchases the Share or when the Option otherwise expires or is forfeited.

•                                         Subject to Section 6 and 7 of the Plan, any Shares issued upon the exercise of any Options hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•                                         This Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Employer or any other member of the Company Group.

•                                         This Agreement shall be construed and interpreted in accordance with the laws of the internal laws of the Grand-Duchy of Luxembourg, without regard to the principles of conflicts of law thereof.

•                                         The Holder accepts that “Cause” as defined in the Plan shall in addition to the definition of the Plan also mean any reason under which the Company would be entitled to terminate the Participant’s employment or service agreement under the applicable law.

•                                         The Holder accepts that - solely for the purpose of this Agreement - any terms and conditions related to “employment” shall include the engagement as director, executive or managing director.

•                                         The Holder agrees that the Company may deliver by email all documents relating to the Plan or these Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify the Holder by

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email or such other reasonable manner as then determined by the Company.

Representations and

Warranties of

Holder:                                                                                                                                                          The Holder hereby represents and warrants to the Company that:

•                                       The Holder understands that the Shares have not been registered under any applicable securities laws;

•                                       Except as specifically provided herein or in the Plan, the Holder has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge all or any portion of his, her or its Shares, and has no current plans to enter into any such contract, undertaking, understanding, agreement or arrangement;

•                                       The Holder has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, article or any other form of advertising or general solicitation as to the Company’s sale to the Holder of his, her or its Shares;

•                                       The Holder has been informed that the Shares may not be resold or transferred unless the Shares are first registered under applicable securities laws or unless an exemption from such registration is available; and

•                                       The Holder is prepared to hold the Shares for an indefinite period.

*                                         *                                         *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE AGREEMENT AND THE PLAN.

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GFI SOFTWARE S.à r.l.	HOLDER

By:
Signature	Signature

Title:

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